Exhibit 99.1

   Morgan Stanley Reports $1.2 Billion In Second Quarter Earnings;
                       Return on Equity of 18.4%

    NEW YORK--(BUSINESS WIRE)--June 22, 2004--Morgan Stanley (NYSE:MWD) today reported net income of $1,223 million for the quarter ended May 31, 2004 -- an increase of 104 percent from the second quarter of 2003 and virtually unchanged from the first quarter of 2004. Diluted earnings per share were $1.10 compared with $0.55 a year ago and $1.11 in the first quarter. The annualized return on average common equity was 18.4 percent.
    The quarter's results included a $109 million pre-tax asset impairment charge related to the Company's aircraft financing business, which reduced net income by $65 million, diluted earnings per share by $0.06 and the annualized return on average common equity by 1.0 percent. Second quarter 2003 results included a $287 million pre-tax aircraft impairment charge that reduced net income by $172 million and diluted earnings per share by $0.16.
    Net revenues (total revenues less interest expense and the provision for loan losses) of $6.7 billion were 32 percent higher than last year's second quarter and 7 percent ahead of this year's first quarter. Non-interest expenses of $4.8 billion were 17 percent higher than a year ago and 12 percent higher than last quarter.

    Business Highlights

    -- Morgan Stanley generated earnings of $1.2 billion and a return on equity of 18 percent.

    -- Institutional Securities continued to produce impressive client-driven growth, market share gains and strong trading performance. Fixed Income achieved record quarterly revenues.

    -- Firmwide assets under management were $500 billion.(1) Our investment management fund performance improved in the Lipper rankings.

    -- In early June, Morgan Stanley completed the acquisition of Barra, Inc., which expands the firm's capacity to provide global risk management services to clients.

    Philip J. Purcell, chairman and CEO, said, "We had another excellent quarter, bringing first half earnings to $2.4 billion. All of our businesses performed well, particularly Institutional Securities, which achieved near record revenues and continued gains in market share. We believe the breadth of our revenue streams and our client focused strategy put us in a very strong position for the long term."
    For the first six months of 2004, net income was $2,449 million, a 63 percent increase over $1,504 million a year ago. Diluted earnings per share were $2.21, up 61 percent from a year ago. Net revenues rose 23 percent from a year ago to $12.9 billion and non-interest expenses increased 12 percent to $9.2 billion. The annualized return on average common equity was 18.8 percent.

    INSTITUTIONAL SECURITIES

    Institutional Securities posted income before taxes (2) of $1,134 million, up 184 percent over the second quarter of 2003. Net revenues increased 47 percent to $3.9 billion, driven by record revenues in the Company's fixed income business and strong results in both its equities and investment banking businesses.

    -- Fixed income sales and trading net revenues were $1.8 billion, up 43 percent from the second quarter of 2003. Record revenues in interest rate & currency products, driven by foreign exchange and interest rate derivatives, reflected favorable trading conditions and increased customer flow activity. Commodities had its second best quarter ever, as tight supply and rising demand in energy markets drove prices and volatilities higher. Credit products revenues were down slightly, reflecting lower revenues from high yield and securitized products, partially offset by an increase in investment grade products.

    -- Equity sales and trading net revenues increased 29 percent from last year to $1.1 billion, reflecting higher revenues in the Company's derivative products and cash businesses. Derivative products benefited from increased customer trading activity, while the increase in the cash business was driven by higher global market volumes. Higher revenues in the Company's Prime Brokerage business also contributed to the increase in equity sales and trading revenues.

    -- Advisory revenues were $324 million, a 130 percent increase from last year's second quarter, reflecting a near doubling of the Company's market share in completed M&A transactions. Industry-wide completed M&A activity rose 3 percent over the same period.(3)

    -- Underwriting revenues were $567 million, an increase of 77 percent from last year's second quarter. Equity underwriting revenues more than doubled, reflecting the Company's participation in significantly higher levels of industry-wide equity underwriting activity. Fixed income underwriting revenues rose 51 percent, as the Company's global market share expanded from 7 percent a year ago to 8 percent in the current quarter.(3)

    -- For the calendar year-to-date, the Company ranked first in global equity and equity-linked issuances with a 14 percent market share, first in global IPOs with a 16 percent market share, third in announced global M&A with a 27 percent market share and third in global debt issuances with a 7 percent market share.(4)

    -- Principal transaction investment revenues were $136 million, compared with $44 million in last year's second quarter. The quarter's revenues were primarily associated with the Company's real estate and principal investment activities, as well as a gain on the sale of its interest in TradeWeb.

    -- Non-interest expenses rose 23 percent to $2.8 billion, on increased compensation related to higher net revenues and increased brokerage & clearing and professional services costs driven by higher levels of business activity. These increases were partially offset by a lower aircraft impairment charge in the current quarter as compared with last year's second quarter.

    INDIVIDUAL INVESTOR GROUP

    The Individual Investor Group reported pre-tax income of $132 million, more than double the $62 million reported in the second quarter of 2003.

    -- Total net revenues rose 21 percent from a year ago to $1.2 billion. Asset management, distribution and administration fees increased 38 percent on higher asset levels, and commissions rose 18 percent on increased individual investor activity in equity products.

    -- Non-interest expenses were up 15 percent to $1.1 billion, driven by higher compensation expenses and sub- advisory fees related to higher net revenues, and higher costs associated with legal and regulatory matters.

    -- Total client assets were $579 billion, a 9 percent increase from last year's second quarter but 3 percent below this year's first quarter. Client assets in fee- based accounts rose 28 percent to $145 billion over the past twelve months and increased as a percentage of total client assets to 25 percent from 21 percent over the same period.

    -- At quarter-end, the number of global financial advisors was 10,722 -- a decrease of 110 over the quarter and 922 over the past year.

    INVESTMENT MANAGEMENT

    Investment Management pre-tax income rose 71 percent from last year's second quarter to $209 million. Net revenues rose 24 percent to $690 million, reflecting an increase in average assets under management and a more favorable asset mix due to improved equity markets, as well as higher investment gains. Non-interest expenses increased 10 percent to $481 million, primarily reflecting higher compensation levels and higher sub-advisory fees.

    -- Assets under management within Investment Management were $384 billion, up $4 billion over the first quarter of this year and $48 billion above the second quarter of last year. The increase over the quarter was due to positive net flows, partially offset by market depreciation. The increase over the past year resulted from both market appreciation and positive net flows.

    -- Retail assets of $195 billion declined $5 billion from the end of the first quarter but were $10 billion higher than a year ago. Institutional assets were $189 billion, an increase of $9 billion for the quarter and $38 billion from last year. The launch of the Morgan Stanley Institutional Liquidity funds and the addition of significant mandates contributed to the growth of the institutional assets.

    -- Among full-service brokerage firms, the Company had the highest number of domestic funds (40) receiving one of Morningstar's two highest ratings.(5) In addition, the percent of the Company's fund assets performing in the top half of the Lipper rankings was 68 percent over one year, 65 percent over three years and 77 percent over five years.(6)

    -- Private Equity contributed $60 million in investment gains compared with $13 million in the second quarter of last year.

    CREDIT SERVICES

    Credit Services posted pre-tax income of $298 million compared with $302 million in last year's second quarter. A lower provision for loan losses, reflecting improved credit quality, was offset by lower net interest income and a decline in merchant and cardmember fees.

    -- Managed credit card loans of $46.8 billion at quarter end were 8 percent lower than a year ago, mainly due to a decline in balance transfer volume and an increase in payment rates. While managed net interest income decreased $69 million, the interest rate spread widened 28 basis points to 9.06 percent from a year ago, as a lower cost of funds more than offset a lower yield.

    -- Managed merchant and cardmember fees were $467 million, down 11 percent from a year ago, due to lower late and overlimit fees, and higher cardmember rewards. The decline in fees reflected sharply lower credit card delinquencies.

    -- Transaction volume increased 2 percent to $24.4 billion, reflecting increased sales partially offset by lower balance transfer activity.

    -- The managed credit card net charge-off rate for the second quarter was 6.48 percent, 2 basis points lower than a year ago but 17 basis points higher than the first quarter. The decrease in the charge-off rate from a year ago was due to lower net charge-off dollars, partially offset by a $4.2 billion decline in average credit card managed loans. The increase in the rate from the first quarter also reflected lower average managed credit card loans and a seasonal increase in U.S. personal bankruptcy filings.

    -- The managed over-30-day delinquency rate was 4.88 percent, a decrease of 133 basis points from the second quarter of 2003 and 92 basis points from the first quarter. The over-90-day delinquency rate was 2.40 percent, 61 basis points lower than a year ago and 46 basis points below last quarter.

    -- During the quarter, Discover enrolled 294,000 new merchants, a new quarterly record.

    As of May 31, 2004, the Company had repurchased approximately 3 million shares of its common stock since the end of fiscal 2003. The Company also announced that its Board of Directors declared a $0.25 quarterly dividend per common share. The dividend is payable on July 30, 2004, to common shareholders of record on July 9, 2004.
    Total capital at May 31, 2004 was $100.1 billion, including $29.9 billion of common shareholders' equity and junior subordinated debt issued to capital trusts. Book value per common share was $24.59, based on 1.1 billion shares outstanding.
    Morgan Stanley is a global financial services firm and a market leader in securities, investment management and credit services. With more than 600 offices in 27 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.
    Access this press release on-line @www.morganstanley.com

    (See Attached Schedules)

    This release may contain forward-looking statements. These statements reflect management's beliefs and expectations, and are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Forward-Looking Statements" immediately preceding Part I, Item 1, "Certain Factors Affecting Results of Operations" in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II, Item 7 and "Competition" and "Regulation" in
Part I, Item 1 of the Company's 2003 Annual Report on Form 10-K and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in the Company's Quarterly Reports on Form 10-Q for fiscal 2004.

    (1) The $500 billion in assets under management is comprised of:
        Investment Management, $384 billion; Individual Investor
        Group, $103 billion; and Institutional Securities, $13 billion.

    (2) Represents income before losses from unconsolidated investees and taxes.

    (3) Source: Thomson Financial -- for the periods: March 1, 2003 to May 31, 2003 and March 1, 2004 to May 31, 2004.

    (4) Source: Thomson Financial -- for the period January 1, 2004 to May 31, 2004.

    (5) Full service brokerage firms include: Merrill Lynch, Citigroup and Prudential. As of May 31, 2004.

    (6) For the one, three and five year periods ending May 31, 2004.


                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Net revenues
 Institutional Securities            $     3,948   $     2,679    47%
 Individual Investor Group                 1,209         1,002    21%
 Investment Management                       690           558    24%
 Credit Services                             879           884    (1%)
 Intersegment Eliminations                   (75)          (78)    4%
                                    ------------  ------------
  Consolidated net revenues          $     6,651   $     5,045    32%
                                    ============  ============
Income before taxes (1)
 Institutional Securities            $     1,134   $       400     *
 Individual Investor Group                   132            62   113%
 Investment Management                       209           122    71%
 Credit Services                             298           302    (1%)
 Intersegment Eliminations                    29            29    --
                                    ------------  ------------
  Consolidated income before taxes   $     1,802   $       915    97%
                                    ============  ============

Basic earnings per common share      $      1.13   $      0.56   102%

Diluted earnings per common share    $      1.10   $      0.55   100%

Average common shares outstanding
 Basic                                   1,082.2       1,077.4
 Diluted                                 1,110.4       1,097.5
Period end common
 shares outstanding                      1,098.1       1,086.7

Return on common equity                    18.4%         10.6%

--------------------------
(1) Represents consolidated income before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Net revenues
 Institutional Securities            $     3,948   $     3,504    13%
 Individual Investor Group                 1,209         1,211    --
 Investment Management                       690           642     7%
 Credit Services                             879           958    (8%)
 Intersegment Eliminations                   (75)          (74)   (1%)
                                    ------------  ------------
  Consolidated net revenues          $     6,651   $     6,241     7%
                                    ============  ============
Income before taxes (1)
 Institutional Securities            $     1,134   $     1,186    (4%)
 Individual Investor Group                   132           166   (20%)
 Investment Management                       209           170    23%
 Credit Services                             298           365   (18%)
 Intersegment Eliminations                    29            29    --
                                    ------------  ------------
  Consolidated income before taxes   $     1,802   $     1,916    (6%)
                                    ============  ============

Basic earnings per common share      $      1.13   $      1.14    (1%)

Diluted earnings per common share    $      1.10   $      1.11    (1%)

Average common shares outstanding
 Basic                                   1,082.2       1,078.7
 Diluted                                 1,110.4       1,106.0
Period end common
 shares outstanding                      1,098.1       1,097.7

Return on common equity                    18.4%         19.2%

--------------------------
(1) Represents consolidated income before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                          Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Net revenues
 Institutional Securities            $     7,452   $     5,814    28%
 Individual Investor Group                 2,420         1,987    22%
 Investment Management                     1,332         1,083    23%
 Credit Services                           1,837         1,782     3%
 Intersegment Eliminations                  (149)         (147)   (1%)
                                    ------------  ------------
  Consolidated net revenues          $    12,892   $    10,519    23%
                                    ============  ============
Income before taxes (1)
 Institutional Securities            $     2,320   $     1,342    73%
 Individual Investor Group                   298           123   142%
 Investment Management                       379           222    71%
 Credit Services                             663           592    12%
 Intersegment Eliminations                    58            62    (6%)
                                    ------------  ------------
  Consolidated income before taxes   $     3,718   $     2,341    59%
                                    ============  ============

Basic earnings per common share      $      2.27   $      1.40    62%

Diluted earnings per common share    $      2.21   $      1.37    61%

Average common shares outstanding
 Basic                                   1,080.8       1,077.4
 Diluted                                 1,108.3       1,097.8
Period end common
 shares outstanding                      1,098.1       1,086.7

Return on common equity                    18.8%         13.4%

--------------------------
(1) Represents consolidated income before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-1

----------------------------------------------------------------------


                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       983   $       536    83%
Principal transactions:
 Trading                                   2,064         1,670    24%
 Investments                                 191            59     *
Commissions                                  877           709    24%
Fees:
 Asset management, distribution
  and administration                       1,113           881    26%
 Merchant and cardmember                     306           338    (9%)
 Servicing                                   485           503    (4%)
Interest and dividends                     3,663         3,449     6%
Other                                        120           113     6%
                                    ------------  ------------
 Total revenues                            9,802         8,258    19%
Interest expense                           2,951         2,904     2%
Provision for consumer loan losses           200           309   (35%)
                                    ------------  ------------
 Net revenues                              6,651         5,045    32%
                                    ------------  ------------
Compensation and benefits                  2,923         2,274    29%
Occupancy and equipment                      206           195     6%
Brok., clearing and exchange fees            237           202    17%
Info processing and communications           318           315     1%
Marketing and business development           263           251     5%
Professional services                        356           259    37%
Other                                        546           634   (14%)
                                    ------------  ------------
 Total non-interest expenses               4,849         4,130    17%
                                    ------------  ------------
Income before losses from unconsolidated
 investees, taxes and dividends on
 preferred securities subject to
 mandatory redemption                      1,802           915    97%
Losses from unconsolidated investees          81            36   125%
Income tax expense                           498           240   108%
Dividends on preferred securities
 subject to mandatory redemption (1)           -            40     *
                                    ------------  ------------
Net income                           $     1,223   $       599   104%
                                    ============  ============

Comp & benefits as a % of net rev.           44%           45%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $       983   $       829    19%
Principal transactions:
 Trading                                   2,064         1,832    13%
 Investments                                 191            29     *
Commissions                                  877           901    (3%)
Fees:
 Asset management, distribution
  and administration                       1,113         1,072     4%
 Merchant and cardmember                     306           337    (9%)
 Servicing                                   485           572   (15%)
Interest and dividends                     3,663         3,782    (3%)
Other                                        120           123    (2%)
                                    ------------  ------------
 Total revenues                            9,802         9,477     3%
Interest expense                           2,951         2,974    (1%)
Provision for consumer loan losses           200           262   (24%)
                                    ------------  ------------
 Net revenues                              6,651         6,241     7%
                                    ------------  ------------
Compensation and benefits                  2,923         2,712     8%
Occupancy and equipment                      206           200     3%
Brok., clearing and exchange fees            237           224     6%
Info processing and communications           318           320    (1%)
Marketing and business development           263           254     4%
Professional services                        356           318    12%
Other                                        546           297    84%
                                    ------------  ------------
 Total non-interest expenses               4,849         4,325    12%
                                    ------------  ------------
Income before losses from unconsolidated
 investees, taxes and dividends on
 preferred securities subject to
 mandatory redemption                      1,802         1,916    (6%)
Losses from unconsolidated investees          81            93   (13%)
Income tax expense                           498           552   (10%)
Dividends on preferred securities
 subject to mandatory redemption (1)           -            45     *
                                    ------------  ------------
Net income                           $     1,223   $     1,226    --
                                    ============  ============

Comp & benefits as a % of net rev.           44%           44%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $     1,812   $     1,125    61%
Principal transactions:
 Trading                                   3,896         3,382    15%
 Investments                                 220            37     *
Commissions                                1,778         1,382    29%
Fees:
 Asset management, distribution
  and administration                       2,185         1,777    23%
 Merchant and cardmember                     643           702    (8%)
 Servicing                                 1,057         1,070    (1%)
Interest and dividends                     7,445         7,238     3%
Other                                        243           199    22%
                                    ------------  ------------
 Total revenues                           19,279        16,912    14%
Interest expense                           5,925         5,748     3%
Provision for consumer loan losses           462           645   (28%)
                                    ------------  ------------
 Net revenues                             12,892        10,519    23%
                                    ------------  ------------
Compensation and benefits                  5,635         4,823    17%
Occupancy and equipment                      406           391     4%
Brok., clearing and exchange fees            461           393    17%
Info processing and communications           638           630     1%
Marketing and business development           517           514     1%
Professional services                        674           484    39%
Other                                        843           943   (11%)
                                    ------------  ------------
 Total non-interest expenses               9,174         8,178    12%
                                    ------------  ------------
Income before losses from unconsolidated
 investees, taxes and dividends on
 preferred securities subject to
 mandatory redemption                      3,718         2,341    59%
Losses from unconsolidated investees         174            70   149%
Income tax expense                         1,050           705    49%
Dividends on preferred securities
 subject to mandatory redemption (1)          45            62   (27%)
                                    ------------  ------------
Net income                           $     2,449   $     1,504    63%
                                    ============  ============

Comp & benefits as a % of net rev.           44%           46%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-2

----------------------------------------------------------------------


                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       891   $       461    93%
Principal transactions:
 Trading                                   1,923         1,503    28%
 Investments                                 136            44     *
Commissions                                  527           423    25%
Asset management, distribution
 and administration fees                      32            22    45%
Interest and dividends                     3,151         2,831    11%
Other                                         59            76   (22%)
                                    ------------  ------------
 Total revenues                            6,719         5,360    25%
Interest expense                           2,771         2,681     3%
                                    ------------  ------------
 Net revenues                              3,948         2,679    47%
                                    ------------  ------------

Total non-interest expenses                2,814         2,279    23%
                                    ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                                1,134           400     *
Losses from unconsolidated investees          81            36   125%
Dividends on preferred securities
 subject to mandatory redemption (1)           -            40     *
                                    ------------  ------------
Income before taxes                  $     1,053   $       324     *
                                    ============  ============

Pre-tax profit margin (2)                   29%           13%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $       891   $       739    21%
Principal transactions:
 Trading                                   1,923         1,691    14%
 Investments                                 136            16     *
Commissions                                  527           505     4%
Asset management, distribution
 and administration fees                      32            34    (6%)
Interest and dividends                     3,151         3,225    (2%)
Other                                         59            77   (23%)
                                    ------------  ------------
 Total revenues                            6,719         6,287     7%
Interest expense                           2,771         2,783    --
                                    ------------  ------------
 Net revenues                              3,948         3,504    13%
                                    ------------  ------------

Total non-interest expenses                2,814         2,318    21%
                                    ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                                1,134         1,186    (4%)
Losses from unconsolidated investees          81            93   (13%)
Dividends on preferred securities
 subject to mandatory redemption (1)           -            45     *
                                    ------------  ------------
Income before taxes                  $     1,053   $     1,048    --
                                    ============  ============

Pre-tax profit margin (2)                   29%           33%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $     1,630   $       962    69%
Principal transactions:
 Trading                                   3,614         3,061    18%
 Investments                                 152            34     *
Commissions                                1,032           838    23%
Asset management, distribution
 and administration fees                      66            45    47%
Interest and dividends                     6,376         6,025     6%
Other                                        136           138    (1%)
                                    ------------  ------------
 Total revenues                           13,006        11,103    17%
Interest expense                           5,554         5,289     5%
                                    ------------  ------------
 Net revenues                              7,452         5,814    28%
                                    ------------  ------------

Total non-interest expenses                5,132         4,472    15%
                                    ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                                2,320         1,342    73%
Losses from unconsolidated investees         174            70   149%
Dividends on preferred securities
 subject to mandatory redemption (1)          45            62   (27%)
                                    ------------  ------------
Income before taxes                  $     2,101   $     1,210    74%
                                    ============  ============

Pre-tax profit margin (2)                   31%           22%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $        82   $        66    24%
Principal transactions:
 Trading                                     141           167   (16%)
 Investments                                  (4)            1     *
Commissions                                  367           310    18%
Asset management, distribution
 and administration fees                     511           370    38%
Interest and dividends                        95            92     3%
Other                                         52            35    49%
                                    ------------  ------------
 Total revenues                            1,244         1,041    20%
Interest expense                              35            39   (10%)
                                    ------------  ------------
 Net revenues                              1,209         1,002    21%
                                    ------------  ------------

Total non-interest expenses                1,077           940    15%
                                    ------------  ------------

Income before taxes                  $       132   $        62   113%
                                    ============  ============

Pre-tax profit margin (1)                   11%            6%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $        82   $        77     6%
Principal transactions:
 Trading                                     141           141    --
 Investments                                  (4)            4     *
Commissions                                  367           417   (12%)
Asset management, distribution
 and administration fees                     511           472     8%
Interest and dividends                        95            93     2%
Other                                         52            40    30%
                                    ------------  ------------
 Total revenues                            1,244         1,244    --
Interest expense                              35            33     6%
                                    ------------  ------------
 Net revenues                              1,209         1,211    --
                                    ------------  ------------

Total non-interest expenses                1,077         1,045     3%
                                    ------------  ------------

Income before taxes                  $       132   $       166   (20%)
                                    ============  ============

Pre-tax profit margin (1)                   11%           14%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       159   $       146     9%
Principal transactions:
 Trading                                     282           321   (12%)
 Investments                                   -             7     *
Commissions                                  784           590    33%
Asset management, distribution
 and administration fees                     983           756    30%
Interest and dividends                       188           181     4%
Other                                         92            63    46%
                                    ------------  ------------
 Total revenues                            2,488         2,064    21%
Interest expense                              68            77   (12%)
                                    ------------  ------------
 Net revenues                              2,420         1,987    22%
                                    ------------  ------------

Total non-interest expenses                2,122         1,864    14%
                                    ------------  ------------

Income before taxes                  $       298   $       123   142%
                                    ============  ============

Pre-tax profit margin (1)                   12%            6%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $        10   $         9    11%
Principal transactions:
 Investments                                  59            14     *
Commissions                                    8             3     *
Asset management, distribution
 and administration fees                     607           528    15%
Interest and dividends                         1             -     *
Other                                          6             8   (25%)
                                    ------------  ------------
 Total revenues                              691           562    23%
Interest expense                               1             4   (75%)
                                    ------------  ------------
 Net revenues                                690           558    24%
                                    ------------  ------------

Total non-interest expenses                  481           436    10%
                                    ------------  ------------
Income before taxes                  $       209   $       122    71%
                                    ============  ============

Pre-tax profit margin (1)                   30%           22%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $        10   $        13   (23%)
Principal transactions:
 Investments                                  59             9     *
Commissions                                    8             8    --
Asset management, distribution
 and administration fees                     607           603     1%
Interest and dividends                         1             2   (50%)
Other                                          6             9   (33%)
                                    ------------  ------------
 Total revenues                              691           644     7%
Interest expense                               1             2   (50%)
                                    ------------  ------------
 Net revenues                                690           642     7%
                                    ------------  ------------

Total non-interest expenses                  481           472     2%
                                    ------------  ------------
Income before taxes                  $       209   $       170    23%
                                    ============  ============

Pre-tax profit margin (1)                   30%           27%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $        23   $        17    35%
Principal transactions:
 Investments                                  68            (4)    *
Commissions                                   16             7   129%
Asset management, distribution
 and administration fees                   1,210         1,051    15%
Interest and dividends                         3             2    50%
Other                                         15            15    --
                                    ------------  ------------
 Total revenues                            1,335         1,088    23%
Interest expense                               3             5   (40%)
                                    ------------  ------------
 Net revenues                              1,332         1,083    23%
                                    ------------  ------------

Total non-interest expenses                  953           861    11%
                                    ------------  ------------
Income before taxes                  $       379   $       222    71%
                                    ============  ============

Pre-tax profit margin (1)                   29%           21%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------


                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       306   $       338    (9%)
 Servicing                                   485           503    (4%)
Other                                         16             6     *
                                    ------------  ------------
 Total non-interest revenues                 807           847    (5%)

Interest revenue                             435           543   (20%)
Interest expense                             163           197   (17%)
                                    ------------  ------------
 Net interest income                         272           346   (21%)

Provision for consumer loan losses           200           309   (35%)
                                    ------------  ------------
 Net credit income                            72            37    95%
                                    ------------  ------------
 Net revenues                                879           884    (1%)
                                    ------------  ------------

Total non-interest expenses                  581           582    --
                                    ------------  ------------
Income before taxes                  $       298   $       302    (1%)
                                    ============  ============

Pre-tax profit margin (1)                   34%           34%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       306   $       337    (9%)
 Servicing                                   485           572   (15%)
Other                                         16             5     *
                                    ------------  ------------
 Total non-interest revenues                 807           914   (12%)

Interest revenue                             435           480    (9%)
Interest expense                             163           174    (6%)
                                    ------------  ------------
 Net interest income                         272           306   (11%)

Provision for consumer loan losses           200           262   (24%)
                                    ------------  ------------
 Net credit income                            72            44    64%
                                    ------------  ------------
 Net revenues                                879           958    (8%)
                                    ------------  ------------

Total non-interest expenses                  581           593    (2%)
                                    ------------  ------------
Income before taxes                  $       298   $       365   (18%)
                                    ============  ============

Pre-tax profit margin (1)                   34%           38%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       643   $       702    (8%)
 Servicing                                 1,057         1,070    (1%)
Other                                         21             2     *
                                    ------------  ------------
 Total non-interest revenues               1,721         1,774    (3%)

Interest revenue                             915         1,089   (16%)
Interest expense                             337           436   (23%)
                                    ------------  ------------
 Net interest income                         578           653   (11%)

Provision for consumer loan losses           462           645   (28%)
                                    ------------  ------------
 Net credit income                           116             8     *
                                    ------------  ------------
 Net revenues                              1,837         1,782     3%
                                    ------------  ------------

Total non-interest expenses                1,174         1,190    (1%)
                                    ------------  ------------
Income before taxes                  $       663   $       592    12%
                                    ============  ============

Pre-tax profit margin (1)                   36%           33%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------


                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       467   $       523   (11%)
 Servicing                                     -             -    --
Other                                         16            36   (56%)
                                    ------------  ------------
 Total non-interest revenues                 483           559   (14%)

Interest revenue                           1,450         1,592    (9%)
Interest expense                             337           410   (18%)
                                    ------------  ------------
 Net interest income                       1,113         1,182    (6%)

Provision for consumer loan losses           717           857   (16%)
                                    ------------  ------------
 Net credit income                           396           325    22%
                                    ------------  ------------
 Net revenues                                879           884    (1%)
                                    ------------  ------------

Total non-interest expenses                  581           582    --
                                    ------------  ------------
Income before taxes                  $       298   $       302    (1%)
                                    ============  ============

Pre-tax profit margin (1)                   34%           34%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)
                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       467   $       519   (10%)
 Servicing                                     -             -    --
Other                                         16            35   (54%)
                                    ------------  ------------
 Total non-interest revenues                 483           554   (13%)

Interest revenue                           1,450         1,524    (5%)
Interest expense                             337           350    (4%)
                                    ------------  ------------
 Net interest income                       1,113         1,174    (5%)

Provision for consumer loan losses           717           770    (7%)
                                    ------------  ------------
 Net credit income                           396           404    (2%)
                                    ------------  ------------
 Net revenues                                879           958    (8%)
                                    ------------  ------------

Total non-interest expenses                  581           593    (2%)
                                    ------------  ------------
Income before taxes                  $       298   $       365   (18%)
                                    ============  ============

Pre-tax profit margin (1)                   34%           38%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       986   $     1,071    (8%)
 Servicing                                     -             -    --
Other                                         51            89   (43%)
                                    ------------  ------------
 Total non-interest revenues               1,037         1,160   (11%)

Interest revenue                           2,974         3,172    (6%)
Interest expense                             687           851   (19%)
                                    ------------  ------------
 Net interest income                       2,287         2,321    (1%)

Provision for consumer loan losses         1,487         1,699   (12%)
                                    ------------  ------------
 Net credit income                           800           622    29%
                                    ------------  ------------
 Net revenues                              1,837         1,782     3%
                                    ------------  ------------

Total non-interest expenses                1,174         1,190    (1%)
                                    ------------  ------------
Income before taxes                  $       663   $       592    12%
                                    ============  ============

Pre-tax profit margin (1)                   36%           33%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------


                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $         -   $         -    --
Principal transactions:
 Trading                                       -             -    --
 Investments                                   -             -    --
Commissions                                  (25)          (27)    7%
Asset management, distribution
 and administration fees                     (37)          (39)    5%
Interest and dividends                       (19)          (17)  (12%)
Other                                        (13)          (12)   (8%)
                                    ------------  ------------
 Total revenues                              (94)          (95)    1%
Interest expense                             (19)          (17)  (12%)
                                    ------------  ------------
 Net revenues                                (75)          (78)    4%
                                    ------------  ------------

Total non-interest expenses                 (104)         (107)    3%
                                    ------------  ------------
Income before taxes                  $        29   $        29    --
                                    ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $         -   $         -    --
Principal transactions:
 Trading                                       -             -    --
 Investments                                   -             -    --
Commissions                                  (25)          (29)   14%
Asset management, distribution
 and administration fees                     (37)          (37)   --
Interest and dividends                       (19)          (18)   (6%)
Other                                        (13)           (8)  (63%)
                                    ------------  ------------
 Total revenues                              (94)          (92)   (2%)
Interest expense                             (19)          (18)   (6%)
                                    ------------  ------------
 Net revenues                                (75)          (74)   (1%)
                                    ------------  ------------

Total non-interest expenses                 (104)         (103)   (1%)
                                    ------------  ------------
Income before taxes                  $        29   $        29    --
                                    ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $         -   $         -    --
Principal transactions:
 Trading                                       -             -    --
 Investments                                   -             -    --
Commissions                                  (54)          (53)   (2%)
Asset management, distribution
 and administration fees                     (74)          (75)    1%
Interest and dividends                       (37)          (59)   37%
Other                                        (21)          (19)  (11%)
                                    ------------  ------------
 Total revenues                             (186)         (206)   10%
Interest expense                             (37)          (59)   37%
                                    ------------  ------------
 Net revenues                               (149)         (147)   (1%)
                                    ------------  ------------

Total non-interest expenses                 (207)         (209)    1%
                                    ------------  ------------
Income before taxes                  $        58   $        62    (6%)
                                    ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------


                             MORGAN STANLEY
               Financial Information and Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------

Total assets (millions)              $   729,501   $   586,881    24%
Adjusted assets (millions) (1)       $   448,144   $   383,501    17%
Period end common shares
 outstanding (millions)                  1,098.1       1,086.7     1%
Book value per common share          $     24.59   $     20.83    18%
Shareholders' equity (millions) (2)  $    29,899   $    25,341    18%
Total capital (millions) (3)         $   100,127   $    78,665    27%
Worldwide employees                       51,580        53,507    (4%)

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread    $        50   $        41
  Equity price                                32            23
  Foreign exchange rate                       12            11
  Commodity price                             34            27
  Aggregate trading VaR              $        72   $        54

--------------------------
(1) Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.
    See page F-19 for further information.
(2) At February 29, 2004 and May 31, 2004, shareholders' equity includes $2,897 million of junior subordinated debt issued to capital trusts that in prior periods was classified as preferred securities subject to mandatory redemption. This amount was reclassified to long-term debt at February 29, 2004 pursuant to the adoption of FIN 46. See Note 12 to the Consolidated Financial Statements in the Company's Form 10-K for fiscal 2003. At the prior quarter ends, shareholders' equity included preferred securities subject to mandatory redemption. The junior subordinated debt issued to capital trusts at February 29, 2004 and the preferred securities subject to mandatory redemption at the prior quarter ends are collectively referred to hereinafter as junior subordinated debt issued to capital trusts.
(3) Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's
    VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2003.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                                MORGAN STANLEY
                 Financial Information and Statistical Data
                                 (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------

Total assets (millions)              $   729,501   $   656,898    11%
Adjusted assets (millions) (1)       $   448,144   $   428,479     5%
Period end common shares
 outstanding (millions)                  1,098.1       1,097.7    --
Book value per common share          $     24.59   $     23.75     4%
Shareholders' equity (millions) (2)  $    29,899   $    28,961     3%
Total capital (millions) (3)         $   100,127   $    96,359     4%
Worldwide employees                       51,580        50,979     1%

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread    $        50   $        42
  Equity price                                32            30
  Foreign exchange rate                       12            11
  Commodity price                             34            27
  Aggregate trading VaR              $        72   $        62

--------------------------

(1) Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.
    See page F-19 for further information.
(2) At February 29, 2004 and May 31, 2004, shareholders' equity includes $2,897 million of junior subordinated debt issued to capital trusts that in prior periods was classified as preferred securities subject to mandatory redemption. This amount was reclassified to long-term debt at February 29, 2004 pursuant to the adoption of FIN 46. See Note 12 to the Consolidated Financial Statements in the Company's Form 10-K for fiscal 2003. At the prior quarter ends, shareholders' equity included preferred securities subject to mandatory redemption. The junior subordinated debt issued to capital trusts at February 29, 2004 and the preferred securities subject to mandatory redemption at the prior quarter ends are collectively referred to hereinafter as junior subordinated debt issued to capital trusts.
(3) Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's
    VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2003.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------


                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)          $       324   $       141   130%
Underwriting revenue (millions)
  Equity                             $       314   $       152   107%
  Fixed income                       $       253   $       168    51%

Sales and trading net revenue
(millions) (1)
  Equity                             $     1,113   $       865    29%
  Fixed income                       $     1,828   $     1,282    43%

                                           Fiscal View
                                         Quarter Ended (2)
                                    --------------------------
                                    May 31, 2004  May 31, 2003
                                    ------------  ------------

Mergers and acquisitions announced trans
  Morgan Stanley global market
   volume (billions)                 $      67.9   $      24.5
  Market share                              19.9%          8.2%
  Rank                                         4            10

Worldwide equity and related issues
  Morgan Stanley global market
   volume (billions)                 $      16.4   $      10.1
  Market share                              13.2%         13.9%
  Rank                                         1             1

Worldwide fixed income
  Morgan Stanley global market
   volume (billions)                 $     100.7   $      88.5
  Market share                               7.7%          6.8%
  Rank                                         2             5

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
(2) Source: Thomson Financial. Market volume, market share and rank are on a fiscal quarter basis for each reporting period: March 1 to May 31, 2004 and March 1 to May 31, 2003.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)          $       324   $       232    40%
Underwriting revenue (millions)
  Equity                             $       314   $       314    --
  Fixed income                       $       253   $       193    31%

Sales and trading net revenue
(millions) (1)
  Equity                             $     1,113   $     1,105     1%
  Fixed income                       $     1,828   $     1,651    11%

                                           Fiscal View
                                         Quarter Ended (2)
                                    --------------------------
                                    May 31, 2004  Feb 29, 2004
                                    ------------  ------------

Mergers and acquisitions announced trans
  Morgan Stanley global market
   volume (billions)                 $      67.9   $     122.2
  Market share                              19.9%         29.5%
  Rank                                         4             3

Worldwide equity and related issues
  Morgan Stanley global market
   volume (billions)                 $      16.4   $      16.7
  Market share                              13.2%         11.9%
  Rank                                         1             1

Worldwide fixed income
  Morgan Stanley global market
   volume (billions)                 $     100.7   $      90.4
  Market share                               7.7%          7.1%
  Rank                                         2             4

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
(2) Source: Thomson Financial. Market volume, market share and rank are on a fiscal quarter basis for each reporting period: March 1 to May 31, 2004 and December 1, 2003 to February 29, 2004.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)          $       556   $       307    81%
Underwriting revenue (millions)
  Equity                             $       628   $       279   125%
  Fixed income                       $       446   $       376    19%

Sales and trading net revenue
(millions) (1)
  Equity                             $     2,218   $     1,842    20%
  Fixed income                       $     3,479   $     2,917    19%

                                         Calendar View
                                      Five Months Ended (2)
                                    --------------------------
                                    May 31, 2004  May 31, 2003
                                    ------------  ------------

Mergers and acquisitions announced trans
  Morgan Stanley global market
   volume (billions)                 $     180.2   $      50.7
  Market share                              26.9%         11.7%
  Rank                                         3             9

Worldwide equity and related issues
  Morgan Stanley global market
   volume (billions)                 $      28.7   $      14.0
  Market share                              13.7%         13.5%
  Rank                                         1             2

Worldwide fixed income
  Morgan Stanley global market
   volume (billions)                 $     163.3   $     153.8
  Market share                               7.2%          6.9%
  Rank                                         3             2

--------------------------
(1) Includes principal trading, commissions and net interest revenue.

(2) Source: Thomson Financial. Market volume, market share and rank are on a calendar year to date basis for each reporting period:
      January 1 to May 31, 2004 and January 1 to May 31, 2003.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-10

----------------------------------------------------------------------


                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------


Individual Investor Group

Global financial advisors                 10,722        11,644    (8%)

Total client assets (billions)       $       579   $       532     9%
Fee-based client account
 assets (billions) (1)               $       145   $       113    28%
Fee-based assets as a % of
 client assets                               25%           21%

Domestic retail locations                    526           547    (4%)


Investment Management

Assets under management or supervision ($ billions)

Net flows
  Retail                             $     (0.6)   $      0.3      *
  Institutional                             5.7          (4.2)     *
                                    ------------  ------------
   Net flows excluding money markets        5.1          (3.9)     *
                                    ------------  ------------
  Money markets                             4.2          (2.6)     *

Assets under management or supervision by distribution channel
  Retail                             $       195   $       185     5%
  Institutional                              189           151    25%
                                    ------------  ------------
   Total                             $       384   $       336    14%
                                    ============  ============

Assets under management or supervision by asset class
  Equity                             $       182   $       142    28%
  Fixed income                               114           116    (2%)
  Money market                                66            62     6%
  Other (2)                                   22            16    38%
                                    ------------  ------------
   Total                             $       384   $       336    14%
                                    ============  ============

--------------------------
(1) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------


Individual Investor Group

Global financial advisors                 10,722        10,832    (1%)

Total client assets (billions)       $       579   $       595    (3%)
Fee-based client account
 assets (billions) (1)               $       145   $       143     1%
Fee-based assets as a % of
 client assets                               25%           24%

Domestic retail locations                    526           526    --


Investment Management

Assets under management or supervision ($ billions)

Net flows
  Retail                             $     (0.6)  $       0.5      *
  Institutional                             5.7           1.4      *
                                    ------------  ------------
   Net flows excluding money markets        5.1           1.9      *
                                    ------------  ------------
  Money markets                             4.2           1.4      *

Assets under management or supervision by distribution channel
  Retail                             $       195   $       200    (3%)
  Institutional                              189           180     5%
                                    ------------  ------------
   Total                             $       384   $       380     1%
                                    ============  ============

Assets under management or supervision by asset class
  Equity                             $       182   $       186    (2%)
  Fixed income                               114           111     3%
  Money market                                66            62     6%
  Other (2)                                   22            21     5%
                                    ------------  ------------
   Total                             $       384   $       380     1%
                                    ============  ============

--------------------------
(1) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------

Investment Management

Assets under management or supervision ($ billions)

Net flows
  Retail                             $     (0.1)   $     (1.1)    91%
  Institutional                             7.1          (6.7)     *
                                    ------------  ------------
   Net flows excluding money markets        7.0          (7.8)     *
                                    ------------  ------------
  Money markets                             5.6          (3.5)     *

                                  F-11

----------------------------------------------------------------------


                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------


Consolidated assets under management or supervision ($ billions)

Consolidated assets under management or supervision by
 distribution channel
  Retail                             $       290   $       259    12%
  Institutional                              210           162    30%
                                    ------------  ------------
   Total (1)                         $       500   $       421    19%
                                    ============  ============

Consolidated assets under management or supervision by asset class
  Equity                             $       226   $       174    30%
  Fixed income                               128           127     1%
  Money market                                70            65     8%
  Other (2)                                   76            55    38%
                                    ------------  ------------
   Total (1)                         $       500   $       421    19%
                                    ============  ============

--------------------------
(1) Revenues and expenses associated with customer assets of $103 billion and $82 billion for fiscal 2Q04 and fiscal 2Q03, respectively, are included in the Company's Individual Investor Group segment, and $13 billion and $3 billion for fiscal 2Q04 and fiscal 2Q03, respectively, are included in the Company's Institutional Securities segment.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------

Consolidated assets under management or supervision ($ billions)

Consolidated assets under management or supervision by
 distribution channel
  Retail                             $       290   $       294    (1%)
  Institutional                              210           201     4%
                                    ------------  ------------
   Total (1)                         $       500   $       495     1%
                                    ============  ============

Consolidated assets under management or supervision by asset class
  Equity                             $       226   $       231    (2%)
  Fixed income                               128           124     3%
  Money market                                70            65     8%
  Other (2)                                   76            75     1%
                                    ------------  ------------
   Total (1)                         $       500   $       495     1%
                                    ============  ============

--------------------------
(1) Revenues and expenses associated with customer assets of $103 billion and $101 billion for fiscal 2Q04 and fiscal 1Q04, respectively, are included in the Company's Individual Investor Group segment, and $13 billion and $14 billion for fiscal 2Q04 and fiscal 1Q04, respectively, are included in the Company's Institutional Securities segment.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-12

----------------------------------------------------------------------


                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Credit Services

Total owned credit card loans
 Period end                          $    17,506   $    18,465    (5%)
 Average                             $    16,202   $    19,120   (15%)

Total managed credit card loans (1)(2)
 Period end                          $    46,828   $    50,880    (8%)
 Average                             $    46,929   $    51,174    (8%)
 Interest yield                           11.88%        11.97%  (9 bp)
 Interest spread                           9.06%         8.78%  28 bp
 Transaction volume (billions)       $      24.4   $      24.0     2%
 Accounts (millions)                        46.0          46.4    (1%)
 Active accounts (millions)                 19.9          21.8    (9%)
 Average receivables per average
  active account (actual $)          $     2,330   $     2,319    --
 Net gain on securitization          $       (12)  $        11     *
 Credit quality
 Net charge-off rate                       6.48%         6.50%  (2 bp)
 Delinquency rate (over 30 days)           4.88%         6.21%(133 bp)
 Delinquency rate (over 90 days)           2.40%         3.01% (61 bp)
 Allowance for loan losses
  at period end                      $       940   $       958    (2%)

International managed credit card loans (2)
 Period end                          $     2,409   $     2,332     3%
 Average                             $     2,411   $     2,261     7%
 Accounts (millions)                         1.2           1.0    20%

Mortgages
 Mortgage originations               $     1,380   $     1,368     1%

--------------------------
(1) Includes domestic and international credit card businesses.
(2)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Credit Services

Total owned credit card loans
 Period end                          $    17,506   $    15,850    10%
 Average                             $    16,202   $    17,880    (9%)

Total managed credit card loans (1)(2)
 Period end                          $    46,828   $    47,336    (1%)
 Average                             $    46,929   $    48,667    (4%)
 Interest yield                           11.88%        12.20% (32 bp)
 Interest spread                           9.06%         9.35% (29 bp)
 Transaction volume (billions)       $      24.4   $      24.2     1%
 Accounts (millions)                        46.0          45.9    --
 Active accounts (millions)                 19.9          20.3    (2%)
 Average receivables per average
  active account (actual $)          $     2,330   $     2,360    (1%)
 Net gain on securitization          $       (12)  $        19     *
 Credit quality
 Net charge-off rate                       6.48%         6.31%  17 bp
 Delinquency rate (over 30 days)           4.88%         5.80% (92 bp)
 Delinquency rate (over 90 days)           2.40%         2.86% (46 bp)
 Allowance for loan losses
  at period end                      $       940   $       985    (5%)

International managed credit card loans (2)
 Period end                          $     2,409   $     2,463    (2%)
 Average                             $     2,411   $     2,302     5%
 Accounts (millions)                         1.2           1.2    --

Mortgages
 Mortgage originations               $     1,380   $       959    44%

--------------------------
(1) Includes domestic and international credit card businesses.
(2)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Credit Services

Total owned credit card loans
 Period end                          $    17,506   $    18,465    (5%)
 Average                             $    17,036   $    20,695   (18%)

Total managed credit card loans (1)(2)
 Period end                          $    46,828   $    50,880    (8%)
 Average                             $    47,793   $    51,979    (8%)
 Interest yield                           12.04%        11.87%  17 bp
 Interest spread                           9.21%         8.56%  65 bp
 Transaction volume (billions)       $      48.5   $      50.0    (3%)
 Accounts (millions)                        46.0          46.4    (1%)
 Active accounts (millions)                 19.9          21.8    (9%)
 Average receivables per average
  active account (actual $)          $     2,345   $     2,326     1%
 Net gain on securitization          $         7   $        46   (85%)
 Credit quality
 Net charge-off rate                       6.40%         6.34%   6 bp
 Delinquency rate (over 30 days)           4.88%         6.21%(133 bp)
 Delinquency rate (over 90 days)           2.40%         3.01% (61 bp)
 Allowance for loan losses
  at period end                      $       940   $       958    (2%)

International managed credit card loans (2)
 Period end                          $     2,409   $     2,332     3%
 Average                             $     2,357   $     2,272     4%
 Accounts (millions)                         1.2           1.0    20%

Mortgages
 Mortgage originations               $     2,339   $     2,687   (13%)

--------------------------
(1) Includes domestic and international credit card businesses.
(2)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-13

----------------------------------------------------------------------



                            MORGAN STANLEY


The following page (F-14) presents more detailed financial information regarding the results of operations for the combined institutional securities, individual investor group and investment management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company's results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley provides this type of presentation for its credit services activities page (F-15) in order to provide helpful comparison to other credit card issuers.

----------------------------------------------------------------------



                             MORGAN STANLEY
 Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       983   $       536    83%
Principal transactions:
 Trading                                   2,064         1,670    24%
 Investments                                 191            59     *
Commissions                                  877           709    24%
Asset management, distribution
 and administration fees                   1,113           881    26%
Interest and dividends                     3,241         2,916    11%
Other                                        107           113    (5%)
                                    ------------  ------------
 Total revenues                            8,576         6,884    25%
Interest expense                           2,801         2,717     3%
                                    ------------  ------------
 Net revenues                              5,775         4,167    39%
                                    ------------  ------------

Compensation and benefits                  2,725         2,073    31%
Occupancy and equipment                      185           176     5%
Brok., clearing and exchange fees            237           202    17%
Info processing and communications           232           234    (1%)
Marketing and business development           137           123    11%
Professional services                        291           196     48%
Other                                        464           550   (16%)
                                    ------------  ------------
 Total non-interest expenses               4,271         3,554    20%
                                    ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                                1,504           613   145%
Losses from unconsolidated investees          81            36   125%
Dividends on preferred securities
 subject to mandatory redemption (2)           -            40     *
                                    ------------  ------------
Income before taxes                  $     1,423   $       537     *
                                    ============  ============

Comp & benefits as a % of net rev.           47%           50%
Non-comp exp. as a % of net rev.             27%           36%

Pre-tax profit margin (3)                    26%           14%

Number of employees (4)                   38,058        38,031    --

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(3) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
 Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $       983   $       829    19%
Principal transactions:
 Trading                                   2,064         1,832    13%
 Investments                                 191            29     *
Commissions                                  877           901    (3%)
Asset management, distribution
 and administration fees                   1,113         1,072     4%
Interest and dividends                     3,241         3,314    (2%)
Other                                        107           120   (11%)
                                    ------------  ------------
 Total revenues                            8,576         8,097     6%
Interest expense                           2,801         2,812    --
                                    ------------  ------------
 Net revenues                              5,775         5,285     9%
                                    ------------  ------------

Compensation and benefits                  2,725         2,514     8%
Occupancy and equipment                      185           179     3%
Brok., clearing and exchange fees            237           224     6%
Info processing and communications           232           234    (1%)
Marketing and business development           137           111    23%
Professional services                        291           253    15%
Other                                        464           219   112%
                                    ------------  ------------
 Total non-interest expenses               4,271         3,734    14%
                                    ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                                1,504         1,551    (3%)
Losses from unconsolidated investees          81            93   (13%)
Dividends on preferred securities
 subject to mandatory redemption (2)           -            45     *
                                    ------------  ------------
Income before taxes                  $     1,423   $     1,413     1%
                                    ============  ============

Comp & benefits as a % of net rev.           47%           48%
Non-comp exp. as a % of net rev.             27%           23%

Pre-tax profit margin (3)                    26%           29%

Number of employees (4)                   38,058        37,455     2%

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(3) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
 Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $     1,812   $     1,125    61%
Principal transactions:
 Trading                                   3,896         3,382    15%
 Investments                                 220            37     *
Commissions                                1,778         1,382    29%
Asset management, distribution
 and administration fees                   2,185         1,777    23%
Interest and dividends                     6,555         6,198     6%
Other                                        227           203    12%
                                    ------------  ------------
 Total revenues                           16,673        14,104    18%
Interest expense                           5,613         5,361     5%
                                    ------------  ------------
 Net revenues                             11,060         8,743    27%
                                    ------------  ------------

Compensation and benefits                  5,239         4,409    19%
Occupancy and equipment                      364           352     3%
Brok., clearing and exchange fees            461           393    17%
Info processing and communications           466           462     1%
Marketing and business development           248           232     7%
Professional services                        544           370    47%
Other                                        683           776   (12%)
                                    ------------  ------------
 Total non-interest expenses               8,005         6,994    14%
                                    ------------  ------------
Income before losses from unconsolidated
 investees and dividends on preferred
 securities subject to mandatory
 redemption                               3,055         1,749     75%
Losses from unconsolidated investees        174            70    149%
Dividends on preferred securities
 subject to mandatory redemption (2)         45            62    (27%)
                                    ------------  ------------
Income before taxes                  $     2,836   $     1,617    75%
                                    ============  ============

Comp & benefits as a % of net rev.           47%           50%
Non-comp exp. as a % of net rev.             25%           30%

Pre-tax profit margin (3)                    27%           19%

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(3) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-14

----------------------------------------------------------------------



                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       467   $       523   (11%)
 Servicing                                     -             -    --
Other                                         16            36   (56%)
                                    ------------  ------------
 Total non-interest revenues                 483           559   (14%)
Interest revenue                           1,450         1,592    (9%)
Interest expense                             337           410   (18%)
                                    ------------  ------------
 Net interest income                       1,113         1,182    (6%)

Provision for consumer loan losses           717           857   (16%)
                                    ------------  ------------
 Net credit income                           396           325    22%
                                    ------------  ------------
 Net revenues                                879           884    (1%)
                                    ------------  ------------
Compensation and benefits                    198           201    (1%)
Occupancy and equipment                       21            19    11%
Info processing and communications            86            81     6%
Marketing and business development           126           128    (2%)
Professional services                         65            63     3%
Other                                         85            90    (6%)
                                    ------------  ------------
Total non-interest expenses                  581           582    --
                                    ------------  ------------
Income before taxes                  $       298   $       302    (1%)
                                    ============  ============

Comp & benefits as a % of net rev.           23%           23%
Non-comp expenses as a % of net rev.         44%           43%

Pre-tax profit margin (1)                    34%           34%

Number of employees                       13,522        15,476   (13%)

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended
                                    --------------------------    %
                                    May 31, 2004  Feb 29, 2004  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       467   $       519   (10%)
 Servicing                                     -             -    --
Other                                         16            35   (54%)
                                    ------------  ------------
 Total non-interest revenues                 483           554   (13%)
Interest revenue                           1,450         1,524    (5%)
Interest expense                             337           350    (4%)
                                    ------------  ------------
 Net interest income                       1,113         1,174    (5%)

Provision for consumer loan losses           717           770    (7%)
                                    ------------  ------------
 Net credit income                           396           404    (2%)
                                    ------------  ------------
 Net revenues                                879           958    (8%)
                                    ------------  ------------
Compensation and benefits                    198           198     --
Occupancy and equipment                       21            21     --
Info processing and communications            86            86     --
Marketing and business development           126           143   (12%)
Professional services                         65            65     --
Other                                         85            80     6%
                                    ------------  ------------
Total non-interest expenses                  581           593    (2%)
                                    ------------  ------------
Income before taxes                  $       298   $       365   (18%)
                                    ============  ============

Comp & benefits as a % of net rev.           23%           21%
Non-comp expenses as a % of net rev.         44%           41%

Pre-tax profit margin (1)                    34%           38%

Number of employees                       13,522        13,524    --

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.




                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                         Six Months Ended
                                    --------------------------    %
                                    May 31, 2004  May 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       986   $     1,071    (8%)
 Servicing                                     -             -    --
Other                                         51            89   (43%)
                                    ------------  ------------
 Total non-interest revenues               1,037         1,160   (11%)
Interest revenue                           2,974         3,172    (6%)
Interest expense                             687           851   (19%)
                                    ------------  ------------
 Net interest income                       2,287         2,321    (1%)

Provision for consumer loan losses         1,487         1,699   (12%)
                                    ------------  ------------
 Net credit income                           800           622    29%
                                    ------------  ------------
 Net revenues                              1,837         1,782     3%
                                    ------------  ------------
Compensation and benefits                    396           414    (4%)
Occupancy and equipment                       42            39     8%
Info processing and communications           172           168     2%
Marketing and business development           269           282    (5%)
Professional services                        130           114    14%
Other                                        165           173    (5%)
                                    ------------  ------------
Total non-interest expenses                1,174         1,190    (1%)
                                    ------------  ------------
Income before taxes                  $       663   $       592    12%
                                    ============  ============

Comp & benefits as a % of net rev.           22%           23%
Non-comp expenses as a % of net rev.         42%           44%

Pre-tax profit margin (1)                    36%           33%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-15

----------------------------------------------------------------------


                            MORGAN STANLEY


The following pages (F-16 - F-18) present a reconciliation for certain information disclosed on pages F-7, F-13 and F-15.


The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans.
The Company operates its Credit Services business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations.
In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.


----------------------------------------------------------------------



                            MORGAN STANLEY
             Financial Information and Statistical Data (1)
                    (unaudited, dollars in millions)


                             Quarter Ended May 31, 2004
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 17,506 $ 16,202   9.93%    5.67%    6.02%  4.37%  2.15%
Securitized    29,322   30,727  12.91%   10.77%    6.73%  5.18%  2.55%
             -------- --------
Managed      $ 46,828 $ 46,929  11.88%    9.06%    6.48%  4.88%  2.40%
             ======== ========


                             Quarter Ended May 31, 2003
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 18,465 $ 19,120  10.57%    6.28%    5.92%  5.27%  2.56%
Securitized    32,415   32,054  12.81%   10.23%    6.84%  6.74%  3.27%
             -------- --------
Managed      $ 50,880 $ 51,174  11.97%    8.78%    6.50%  6.21%  3.01%
             ======== ========


                             Quarter Ended Feb 29, 2004
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 15,850 $ 17,880  10.13%    6.08%    5.81%  5.17%  2.54%
Securitized    31,486   30,787  13.40%   11.20%    6.60%  6.11%  3.01%
             -------- --------
Managed      $ 47,336 $ 48,667  12.20%    9.35%    6.31%  5.80%  2.86%
             ======== ========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-16

----------------------------------------------------------------------


                            MORGAN STANLEY
             Financial Information and Statistical Data (1)
                    (unaudited, dollars in millions)


                             Six Months Ended May 31, 2004
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 17,506 $ 17,036  10.03%    5.88%    5.91%  4.37%  2.15%
Securitized    29,322   30,757  13.15%   10.98%    6.67%  5.18%  2.55%
             -------- --------
Managed      $ 46,828 $ 47,793  12.04%    9.21%    6.40%  4.88%  2.40%
             ======== ========


                             Six Months Ended May 31, 2003
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 18,465 $ 20,695   9.87%    5.45%    5.73%  5.27%  2.56%
Securitized    32,415   31,284  13.20%   10.59%    6.74%  6.74%  3.27%
             -------- --------
Managed      $ 50,880 $ 51,979  11.87%    8.56%    6.34%  6.21%  3.01%
             ======== ========



--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-17

----------------------------------------------------------------------


                            MORGAN STANLEY
          Reconciliation of Managed Income Statement Data (1)
                   (unaudited, dollars in millions)

                            Quarter Ended           Six Months Ended
                     ---------------------------  --------------------
                      May 31,  May 31,  Feb 29,    May 31,    May 31,
                       2004     2003     2004       2004       2003
                     -------- -------- --------   ---------- ---------
Merchant and
 cardmember fees:
  Owned               $  306   $  338   $  337     $    643   $   702
  Securitization adj.    161      185      182          343       369
                     -------- -------- --------   ---------- ---------
  Managed             $  467   $  523   $  519     $    986   $ 1,071
                     ======== ======== ========   ========== =========

Servicing fees:
  Owned               $  485   $  503   $  572     $  1,057   $ 1,070
  Securitization adj.   (485)    (503)    (572)      (1,057)   (1,070)
                     -------- -------- --------   ---------- ---------
  Managed             $    -   $    -   $    -     $      -   $     -
                     ======== ======== ========   ========== =========

Other:
  Owned               $   16   $    6   $    5     $     21   $     2
  Securitization adj.      -       30       30           30        87
                     -------- -------- --------   ---------- ---------
  Managed             $   16   $   36   $   35     $     51   $    89
                     ======== ======== ========   ========== =========

Interest revenue:
  Owned               $  435   $  543   $  480     $    915   $ 1,089
  Securitization adj.  1,015    1,049    1,044        2,059     2,083
                     -------- -------- --------   ---------- ---------
  Managed             $1,450   $1,592   $1,524     $  2,974   $ 3,172
                     ======== ======== ========   ========== =========

Interest expense:
  Owned               $  163   $  197   $  174     $    337   $   436
  Securitization adj.    174      213      176          350       415
                     -------- -------- --------   ---------- ---------
  Managed             $  337   $  410   $  350     $    687   $   851
                     ======== ======== ========   ========== =========

Provision for consumer
 loan losses:
  Owned               $  200   $  309   $  262     $    462   $   645
  Securitization adj.    517      548      508        1,025     1,054
                     -------- -------- --------   ---------- ---------
  Managed             $  717   $  857   $  770     $  1,487   $ 1,699
                     ======== ======== ========   ========== =========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis income statement data (merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-18

----------------------------------------------------------------------


                            MORGAN STANLEY


The following page (F-19) presents a reconciliation of adjusted assets.


Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill, as the Company does not view this amount of equity as available to support its risk capital needs.


----------------------------------------------------------------------


                             MORGAN STANLEY
                    Reconciliation of Adjusted Assets
             (unaudited, dollars in millions, except ratios)


                                            Quarter Ended
                                 -------------------------------------
                                   May 31,      May 31,      Feb 29,
                                    2004         2003         2004
                                 -----------  -----------  -----------

Total assets                      $  729,501   $  586,881  $  656,898

Less:
 Securities purchased under
  agreements to resell               (96,042)     (71,374)    (76,755)
 Securities borrowed                (202,412)    (153,639)   (179,288)
Add:
 Financial instruments sold,
  not yet purchased                  130,440      123,211     129,711
Less:
 Derivative contracts sold,
  not yet purchased                  (41,615)     (48,436)    (43,857)
                                 -----------  -----------  -----------
 Subtotal                            519,872      436,643     486,709
Less:
 Segregated customer cash and
   securities balances               (29,918)     (26,829)    (16,935)
 Assets recorded under certain
  provisions of SFAS No. 140
  and FIN 46                         (40,279)     (24,837)    (39,756)
 Goodwill                             (1,531)      (1,476)     (1,539)
                                 -----------  -----------  -----------
Adjusted assets                   $  448,144   $  383,501  $  428,479
                                 ===========  ===========  ===========

Shareholders' equity              $   27,002   $   22,631  $   26,064
Junior subordinated debt issued
 to capital trusts (1)                 2,897        2,710       2,897
                                 -----------  -----------  -----------
 Subtotal                             29,899       25,341      28,961
Less: Goodwill                        (1,531)      (1,476)     (1,539)
                                 -----------  -----------  -----------
Tangible shareholders' equity     $   28,368   $   23,865  $   27,422
                                 ===========  ===========  ===========

Leverage ratio (2)                    25.7x        24.6x       24.0x
                                 ===========  ===========  ===========

Adjusted leverage ratio (3)           15.8x        16.1x       15.6x
                                 ===========  ===========  ===========

--------------------------
(1) The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company's option by a further nineteen years), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.
(2) Leverage ratio equals total assets divided by tangible shareholders' equity.
(3) Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-19


    CONTACT: Morgan Stanley
             Investor Relations:
             William Pike, 212-761-0008
             or
             Media Relations:
             Raymond O'Rourke, 212-761-4262